Exhibit 10.2

Revenue Based Factoring (RBF/ACH) Agreement
Phone: 347-442-7999 Fax: 718-304-1163

Samson MCA LLC
Contract ID #10523147
Steven Markowitz, Jr.

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REVENUE PURCHASE AGREEMENT

This Revenue Purchase Agreement and Security Agreement and Guaranty of Performance (“Agreement”) dated 03/16/2022 between Samson MCA LLC (“FUNDER”) the Merchant(s) listed below (Merchant”) and the Individual(s) listed below (“Guarantor”)

MERCHANT INFORMATION

Merchant’s Legal Name:	MCA NEW BRAUNFELS OPERATIONG COMPANY LLC

D/B/A:	MCA NEW BRAUNFELS OPERATING COMPANY LLC

State of Incorporation / Organization:	TEXAS

Type of Entity:	LLC

Physical Address:	2022 TX 46 W

City:	NEW BRAUNFELS	State:	TX	Zip:	78132	Business Phone:	830-420-5882

Guarantor(s) Name:	JAMES T. WALESA	Cellphone Number:	Email Address:

Mailing Address:	City:	SAN ANTONIO

State:	TX	Zip:	78216

Guarantor(s) Name:	Cellphone Number:	Email Address:

Mailing Address:	City:

State:	Zip:

Purchase Price:	$150,000.00	Purchased Percent:	25%	Purchased Amount:	$207,000.00

Payment Frequency:	WEEKLY	Remittance	$5,914.28

In consideration of payment by FUNDER to Merchant of the Purchase Price set forth above, Merchant hereby sells, assigns and transfers to FUNDER (making FUNDER the absolute owner) the Purchased Percentage of all of Merchant’s payments, receipts, settlements and funds paid to or received by or for the account of Merchant from time to time on and after the date hereof in payment or settlement of Merchant’s existing and future accounts, payment intangibles, credit, debit and/or stored value card transactions, contract rights and other entitlements arising from or relating to the payment of monies from Merchant’s customers’ and/or other payors or obligors (the “Future Receipts” defined as all payments made by cash, check, clearinghouse settlement, electronic transfer or other form of monetary payment), for the payments to Merchant as a result of Merchant’s sale of goods and/or services (the “Transactions”) until the Purchased Amount has been delivered by or on behalf of Merchant to FUNDER.

Merchant is selling a portion of a future revenue stream to FUNDER at a discount, and is not borrowing money from FUNDER, therefore there is no interest rate or payment schedule and no time period during which the Purchased Amount must be collected by FUNDER. The Remittance is a good faith estimate of FUNDER’s share of the future revenue stream. Merchant going bankrupt or going out of business, or experiencing a slowdown in business, or a delay in collecting its receivables, in and of itself, does not constitute a breach of this Agreement. FUNDER is entering this Agreement knowing the risks that Merchant’s business may not perform as expected or fail, and FUNDER assumes these risks based on Merchant’s representations, warranties and covenants in this Agreement, which are designed to give FUNDER a reasonable and fair opportunity to receive the benefit of its bargain. FUNDER acknowledges that it may never receive the Purchased Amount in the event that the Merchant does not generate sufficient revenue. Merchant and Guarantor(s)(s) are only guaranteeing their performance of the terms of this Revenue Purchase Agreement, and are not guaranteeing the payment of the Purchased Amount. The initial Remittance shall be as described above. The Remittance is subject to adjustment as set forth in Paragraph 1.4 and Paragraph 1.5.

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FUNDER will debit the Remittance each business day from only one depositing bank account, which account must be acceptable to, and pre-approved by, FUNDER (the “Account”) into which Merchant and Merchant’s customers shall remit the Receipts from each Transaction, until such time as FUNDER receives payment in full of the Purchased Amount. Merchant hereby authorizes FUNDER to ACH debit the agreed Remittance from the Account on the agreed upon Payment Frequency; a daily basis means any day that is not a United States banking holiday. Merchant agrees not to make or cause debits to the Account (other than in favor of FUNDER) at any time that would cause the balance therein on any business day to be insufficient to fund payment in full of the agreed Remittance. The Account may not be used for any personal, family or household purposes. Merchant will provide FUNDER with all required access codes and monthly bank statements regarding the Account so that FUNDER may monitor the Account. FUNDER payment of the Purchase Price shall be deemed the acceptance and performance by FUNDER of this Agreement. Merchant understands that it is responsible for ensuring that the agreed Remittance to be debited by FUNDER remains in the Account and will be held responsible for any fees incurred by FUNDER resulting from a rejected ACH attempt or an Event of Default. FUNDER is not responsible for any overdrafts or rejected transactions that may result from FUNDER’s ACH debiting the agreed Remittance under the terms of this Agreement. Notwithstanding anything to the contrary in this Agreement or any other agreement between FUNDER and Merchant, upon the occurrence of an Event of Default of the MERCHANT AGREEMENT TERMS AND CONDITIONS the Purchased Percentage shall equal 100%. A list of all fees applicable under this Agreement is contained in Appendix A.

THE MERCHANT AGREEMENT “TERMS AND CONDITIONS”, THE “SECURITY AGREEMENT AND GUARANTY” AND THE “ADMINISTRATIVE FORM HEREOF, ARE ALL HEREBY INCORPORATED IN AND MADE A PART OF THIS MERCHANT AGREEMENT.

FOR THE MERCHANT (#1) By:	James Walesa
	(Print Name and Title)	(Signature)

FOR THE MERCHANT (#2) By:
	(Print Name and Title)	(Signature)

BY GUARANTOR(S) (#1) By:	James Walesa
	(Print Name and Title)	(Signature)

BY GUARANTOR(S) (#2) By:
	(Print Name and Title)	(Signature)

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MERCHANT AGREEMENT TERMS AND CONDITIONS

TERMS OF ENROLLMENT IN PROGRAM

1.1 Merchant Deposit Agreement and Processor. Merchant shall (A) execute an agreement acceptable to FUNDER with a Bank acceptable to FUNDER to obtain electronic fund transfer services for the Account, and (B) if applicable, execute an agreement acceptable to FUNDER with a credit and debit card processor (the “Processor”) instructing the Processor to deposit all Receipts into the Account. Merchant shall provide FUNDER and/or its authorized agent(s) with all of the information, authorizations and passwords necessary for verifying Merchant’s receivables, receipts, deposits and withdrawals into and from the Account. Merchant hereby authorizes FUNDER and/or its agent(s) to withdraw from the Account via ACH debit the amounts owed to FUNDER for the receipts as specified herein and to pay such amounts to FUNDER. These authorizations apply not only to the approved Account but also to any subsequent or alternate account used by the Merchant for these deposits, whether pre- approved by FUNDER or not. This additional authorization is not a waiver of FUNDER’s entitlement to declare this Agreement breached by Merchant as a result of its usage of an account which FUNDER did not first pre- approve in writing prior to Merchant’s usage thereof. The aforementioned authorizations shall be irrevocable without the written consent of FUNDER.

1.2 Term of Agreement. This Agreement shall remain in full force and effect until the entire Purchased Amount and any other amounts due are received by FUNDER as per the terms of this Agreement.

1.3 Reconciliation. As long as an Event of Default, or breach of this agreement, has not occurred, Merchant may request a retroactive reconciliation of the total Remittance Amount. All requests hereunder must be in writing to reconciliations@samsonfunding.com Said request must include copies of all of Merchant’s bank account statements, credit card processing statements, and accounts receivable report outstanding if applicable, from the date of this Agreement through and including the date the request is made. FUNDER retains the right the request additional reasonable documentation including without limitation bank login or access to view Merchant’s accounts using third party software, and Merchant’s refusal to provide access shall be a breach of this Agreement and FUNDER shall have no obligation to reconcile. Such reconciliation, if applicable, shall be performed by FUNDER within two (2) Business Days following its receipt of Merchant’s request for reconciliation by either crediting or debiting the difference back to, or from, Merchants Bank Account so that the total amount debited by FUNDER shall equal the Specific Percentage of the Future Receipts that Merchant collected during the requested month. Nothing set forth in this section shall be deemed to provide Merchant with the right to interfere with FUNDER’s right and ability to debit Merchant’s Account while the request is pending or to unilaterally modify the Remittance Amount, in any method other than the ones listed in this Agreement.

1.4 Adjustments to the Remittance. As long an Event of Default, or breach of this agreement, has not occurred, Merchant may give notice to FUNDER to request a decrease in the Remittance, should they experience a decrease in its Future Receipts. All requests hereunder must be in writing to reconciliations@samsonfunding.com and must include copies of all of Merchant’s bank account statements, credit card processing statements, and accounts receivable report outstanding from the date of this Agreement through and including the date the request is made. FUNDER retains the right the request additional reasonable documentation including without limitation bank login or 3rd party software access to view Merchant’s accounts, refusal to provide access shall be a breach of this Agreement and FUNDER shall have no obligation to reconcile. The Remittance shall be modified to more closely reflect the Merchant’s actual receipts by multiplying the Merchant’s actual receipts by the Purchased Percentage divided by the number of business days in the previous (2) calendar weeks. Merchant shall provide FUNDER with viewing access to their bank account as well as all information reasonably requested by FUNDER to properly calculate the Merchant’s Remittance. At the end of the two (2) calendar weeks the Merchant may request another adjustment pursuant to this paragraph or it is agreed that the Merchant’s Remittance shall return to the Remittance as agreed upon on Page 1 of this Agreement.

1.5 Financial Condition. Merchant and Guarantor(s)(s) (as hereinafter defined and limited) authorize FUNDER and its agents to investigate their financial responsibility and history, and will provide to FUNDER any authorizations, bank or financial statements, tax returns, etc., as FUNDER requests in its sole and absolute discretion prior to or at any time after execution of this Agreement. A photocopy of this authorization will be deemed as acceptable as an authorization for release of financial and credit information. FUNDER is authorized to update such information and financial and credit profiles from time to time as it deems appropriate.

1.6 Transactional History. Merchant authorizes all of its banks, brokers and processor to provide FUNDER with Merchant’s banking, brokerage and/or processing history to determine qualification or continuation in this program and for collections purposes. Merchant shall provide FUNDER with copies of any documents related to Merchant’s card processing activity or financial and banking affairs within five days after a request from FUNDER.

1.7 Indemnification. Merchant and Guarantor(s)(s) hereby jointly and severally indemnify and hold harmless FUNDER and each Processor, their respective officers, directors, agents and representatives, and shareholders against all losses, damages, claims, liabilities and expenses (including reasonable attorney’s fees) incurred by any such indemnitee as a direct or indirect result of (a) claims asserted by FUNDER for monies owed to FUNDER from Merchant and (b) actions taken by indemnitee in reliance upon any fraudulent, misleading or deceptive information or instructions provided by FUNDER.

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1.8 No Liability. In no event will FUNDER be liable for any claims asserted by Merchant or Guarantor(s)s under any legal or equitable theory for lost profits, lost revenues, lost business opportunities, exemplary, punitive, special, incidental, indirect or consequential damages, each of which is waived by both Merchant and Guarantor(s)(s). In the event these claims are nonetheless raised, Merchant and Guarantor(s)s will be jointly liable for all of FUNDER’s attorney’s fees and expenses resulting therefrom.

1.9 Reliance on Terms. Section 1.1, 1.6, 1.7, 1.8 and 2.5 of this Agreement are agreed to for the benefit of Merchant, FUNDER, Processor, and Merchant’s bank and notwithstanding the fact that Processor and the bank is not a party of this Agreement, Processor and the bank may rely upon their terms and raise them as a defense in any action.

1.10 Sale of Receipts. Merchant and FUNDER agree that the Purchase Price under this Agreement is in exchange for the Purchased Amount, and that such Purchase Price is not intended to be, nor shall it be construed as a loan from FUNDER to Merchant. Merchant agrees that the Purchase Price is in exchange for the Receipts pursuant to this Agreement, and that it equals the fair market value of such Receipts. FUNDER has purchased and shall own all the Receipts described in this Agreement up to the full Purchased Amount as the Receipts are created. Merchant acknowledges that FUNDER’s share of Receipts collected are being held by Merchant in trust and are the sole property of FUNDER until they are remitted to FUNDER. Payments made to FUNDER in respect to the full amount of the Receipts shall be conditioned upon Merchant’s sale of products and services, and the payment therefore by Merchant’s customers. By this Agreement, Merchant transfers to FUNDER full and complete ownership of the Purchased Amount and Merchant retains no legal or equitable interest therein. FUNDER hereby appoints Merchant, and Merchant accepts appointment, as servicer for and on behalf of FUNDER for the purpose of collecting and delivering Receipts to FUNDER as required by this Agreement until FUNDER has received the Receipts Purchased Amount, and Merchant agrees that all such Receipts shall be received and held in trust for the benefit of SPFL for purposes of carrying out the terms of this Agreement. Merchant agrees that it will treat the amounts received and the Purchased Receipts delivered to FUNDER under this Agreement in a manner consistent with a sale in its accounting records and tax returns. Merchant agrees that FUNDER is entitled to audit Merchant’s accounting records upon reasonable notice in order to verify compliance. Merchant waives any rights of privacy, confidentiality or taxpayer privilege in any such litigation or arbitration in which Merchant asserts that this transaction is anything other than a sale of future receipts. In no event shall the aggregate of all amounts or any portion thereof be deemed as interest hereunder, and in the event it is found to be interest despite the parties hereto specifically representing that it is NOT interest, it shall be found that no sum charged or collected hereunder shall exceed the highest rate permissible at law. In the event that a court nonetheless determines that FUNDER has charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by applicable law and FUNDER shall promptly refund to Merchant any interest received by FUNDER in excess of the maximum lawful rate, it being intended that Merchant not pay or contract to pay, and that FUNDER not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Merchant under applicable law result, result thereof, Merchant knowingly and willingly waives the defense of Usury in any action or proceeding.

1.11 Power of Attorney. Merchant irrevocably appoints FUNDER and its agents and representatives, as its agent and attorney-in-fact with full authority to take any action or execute any instrument or document to settle all obligations due to FUNDER from Processor, or in the case of a violation by Merchant of Section 1or the occurrence of an Event of Default under Section 3 hereof, including without limitation (i) to obtain and adjust insurance; (ii) to collect monies due or to become due under or in respect of any of the Collateral; (iii) to receive, endorse and collect any checks, notes, drafts, instruments, documents or chattel paper in connection with clause (i) or clause (ii) above; (iv) to sign Merchant’s name on any invoice, bill of lading, or assignment directing customers or account debtors to make payment directly to FUNDER; and (v) to contact Merchant’s banks and financial institutions using Merchant and Guarantor(s)(s) personal information to verify the existence of an account and obtain account balances (vi) to file any claims or take any action or institute any proceeding which FUNDER may deem necessary for the collection of any of the unpaid Purchased Amount from the Collateral, or otherwise to enforce its rights with respect to payment of the Purchased Amount. In connection therewith, all costs, expenses and fees, including legal fees, shall be payable by merchant.

1.12 Protections against Default. The following Protections 1 through 8 may be invoked by FUNDER immediately and without notice to Merchant in the event: (a) Merchant takes any action to discourage the use of electronic check processing that are settled through Processor, or permits any event to occur that could have an adverse effect on the use, acceptance, or authorization of checks or other payments or deposits for the purchase of Merchant’s services and products including but not limited to direct deposit of any checks into a bank account without scanning into the FUNDER electronic check processor; (b) Merchant changes its arrangements with Processor or the Bank in any way that is adverse or unacceptable to FUNDER; (c) Merchant changes the electronic check processor through which the Receipts are settled from Processor to another electronic check processor, or permits any event to occur that could cause diversion of any of Merchant’s check or deposit transactions to another processor; (d) Merchant intentionally interrupts or ceases the operation of this business transfers, moves, sells, disposes, or otherwise conveys its business and/or assets without (i) the express prior written consent of FUNDER, and (ii) the written agreement of any FUNDER or transferee to the assumption of all of Merchant’s obligations under this Agreement pursuant to documentation satisfactory to FUNDER;

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(e) Merchant takes any action, fails to take any action, or offers any incentive—economic or otherwise—the result of which will be to induce any customer or customers to pay for Merchant’s services with any means other than payments, checks or deposits that are settled through Processor; (f) Merchant fails to provide FUNDER with copies of any documents related to Merchant’s card processing activity of financial and banking affairs within five days after a request from FUNDER, or (g) Merchant breaches any terms of this Agreement, including but not limited any of the Events of Default contained in Section 3.1 herein. These protections arein addition to any other remedies available to FUNDER at law, in equity or otherwise pursuant to this Agreement.

Protection 1. The full uncollected Purchased Amount plus all fees (including attorney’s fees and costs of collection in the amount of 30% of the Purchased Amount then outstanding due under this Agreement and the attached Security Agreement become due and payable in full immediately.

Protection 2. FUNDER may enforce the provisions of the Limited Personal Guaranty of Performance against the Guarantor(s).

Protection 3. Merchant hereby authorizes FUNDER to execute in the name of the Merchant a Confession of Judgment in favor of FUNDER pursuant to the terms of the Confession of Judgment. Upon an Event of Default, FUNDER may enter that Confession of Judgment as a Judgment with the Clerk of any Court and execute thereon.

Protection 4. FUNDER may enforce its security interest in the Collateral including sending demand letters to account debtors and credit card processors.

Protection 5. FUNDER may exercise any and all rights and remedies of a secured party under Uniform Commercial Code Article 9

Protection 6. FUNDER may proceed to protect and enforce its right and remedies by lawsuit. In any such lawsuit, if FUNDER recovers a Judgment against Merchant, Merchant shall be liable for all of FUNDER’s costs of the lawsuit, including but not limited to all reasonable attorneys’ fees and court costs.

Protection 7. This Agreement shall be deemed Merchant’s Assignment of Merchant’s Lease of Merchant’s business premises to FUNDER. Upon breach of any provision in this Agreement, FUNDER may exercise its rights under this Assignment of Lease without prior Notice to Merchant. Protection 8. FUNDER may debit Merchant’s depository accounts wherever situated by means of ACH debit or facsimile signature on a computer-generated check drawn on Merchant’s bank account or otherwise for all sums due to FUNDER.

Protection 8. FUNDER may debit Merchant’s depository accounts wherever situated in such amounts as determined by FUNDER in its sole discretion for purposes of collecting funds for application to the unrealized Purchased Amount and other amounts owed by Merchant to FUNDER by means of ACH debit or facsimile signature on a computer-generated check drawn on Merchant’s bank account or otherwise for all sums due to FUNDER.

1.13 Protection of Information. Merchant and each person signing this Agreement on behalf of Merchant and/or as Owner or Guarantor(s), in respect of himself or herself personally, authorizes FUNDER to disclose information concerning Merchant’s and each Owner’s and each Guarantor(s)’s credit standing (including credit bureau reports that FUNDER obtains) and business conduct only to agents, affiliates, subsidiaries, and credit reporting bureaus. Merchant and each Owner and each Guarantor(s) hereby and each waives to the maximum extent permitted by law any claim for damages against FUNDER or any of its affiliates relating to any (i)investigation undertaken by or on behalf of FUNDER as permitted by this Agreement or (ii) disclosure of information as permitted by this Agreement.

1.14 Confidentiality. Merchant understands and agrees that the terms and conditions of the products and services offered by FUNDER, including this Agreement and any other FUNDER documents (collectively, “Confidential Information”) are proprietary and confidential information of FUNDER. Accordingly, unless disclosure is required by law or court order, Merchant shall not disclose Confidential Information of FUNDER to any person other than an attorney, accountant, financial advisor or employee of Merchant who needs to know such information for the purpose of advising Merchant (“Advisor”), provided such Advisor uses such information solely for the purpose of advising Merchant and first agrees in writing to be bound by the terms of this section. A breach hereof entitles FUNDER to not only damages and reasonable attorney’s fees but also to both a Temporary Restraining Order and a Preliminary Injunction without Bond or Security.

1.15 Publicity. Merchant and each of Merchant’s Owners and all Guarantor(s)s hereto all hereby authorizes FUNDER to use its, his or her name in listings of clients and in advertising and marketing materials.

1.16 D/B/A’s. Merchant hereby acknowledges and agrees that FUNDER may be using “doing business as” or “d/b/a” names in connection with various matters relating to the transaction between FUNDER and Merchant, including the filing of UCC-1 financing statements and other notices or filings.

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REPRESENTATIONS, WARRANTIES AND COVENANTS

Merchant represents warrants and covenants that, as of this date and during the term of this Agreement:

2.1 Financial Condition and Financial Information. Merchant’s and Guarantor(s)s’ bank and financial statements, copies of which have been furnished to FUNDER, and future statements which will be furnished hereafter at the discretion of FUNDER, fairly represent the financial condition of Merchant at such dates, and since those dates there has been no material adverse changes, financial or otherwise, in such condition, operation or ownership of Merchant. Merchant and Guarantor(s)s have a continuing, affirmative obligation to advise FUNDER of any material adverse change in their financial condition, operation or ownership. FUNDER may request statements at any time during the performance of this Agreement and the Merchant and Guarantor(s)s shall provide them to FUNDER within five business days after request from FUNDER. Merchant’s or Guarantor(s)s’ failure to do so is a material breach of this Agreement.

2.2 Governmental Approvals. Merchant is in compliance and shall comply with all laws and has valid permits, authorizations and licenses to own, operate and lease its properties and to conduct the business in which it is presently engaged and/or will engage in hereafter.

2.3 Authorization. Merchant, and the person(s) signing this Agreement on behalf of Merchant, have full power and authority to incur and perform the obligations under this Agreement, all of which have been duly authorized.

2.4 Use of Funds. Merchant agrees that it shall use the Purchase Price for business purposes and not for personal, family, or household purposes.

2.5 Electronic Check Processing Agreement. Merchant will not change its Processor, add terminals, change its financial institution or bank account(s)or take any other action that could have any adverse effect upon Merchant’s obligations under this Agreement, without FUNDER’s prior written consent. Any such changes shall be a material breach of this Agreement.

2.6 Change of Name or Location. Merchant will not conduct Merchant’s businesses under any name other than as disclosed to the Processor and FUNDER, nor shall Merchant change any of its places of business without prior written consent by FUNDER.

2.7 Daily Batch Out. Merchant will batch out receipts with the Processor on a daily basis if applicable.

2.8 Estoppel Certificate. Merchant will at every and all times, and from time to time, upon at least one (1) day’s prior notice from FUNDER to Merchant, execute, acknowledge and deliver to FUNDER and/or to any other person, firm or corporation specified by FUNDER, a statement certifying that this Agreement is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and stating the dates which the Purchased Amount or any portion thereof has been repaid.

2.9 No Bankruptcy. As of the date of this Agreement, Merchant is not insolvent and does not contemplate filing for bankruptcy in the next six months and has not consulted with a bankruptcy attorney or filed any petition for bankruptcy protection pursuant to the United States Bankruptcy Code and there has been no involuntary petition brought or pending against Merchant. Merchant further warrants that it does not anticipate filing any such bankruptcy petition and it does not anticipate that an involuntary petition will be filed against it.

2.10 Unencumbered Receipts. Merchant has good, complete, unencumbered and marketable title to all Receipts and all collateral in which FUNDER has been granted a security interest under the Security Agreement, free and clear of any and all liabilities, liens, claims, charges, restrictions, conditions, options, rights, mortgages, security interests, equities, pledges and encumbrances of any kind or nature whatsoever other than in favor of FUNDER or any other rights or interests that may be inconsistent with the transactions contemplated with, or adverse to the interests of FUNDER.

2.11 Business Purpose. Merchant is a valid business in good standing under the laws of the jurisdictions in which it is organized and/or operates, and Merchant is entering into this Agreement for business purposes and not as a consumer for personal, family or household purposes.

2.12 Defaults under Other Contracts. Merchant’s execution of, and/or performance under this Agreement, will not cause or create an event of default by Merchant under any contract with another person or entity.

2.13 Good Faith. Merchant and Guarantor(s)s hereby affirm that Merchant is receiving the Purchase Price and selling FUNDER the Purchased Amount in good faith and will use the Purchase Price funds to maintain and grow Merchant’s business

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EVENTS OF DEFAULT AND REMEDIES

3.1 Events of Default. The occurrence of any of the following events shall constitute an “Event of Default” hereunder:

(a) Merchant or Guarantor(s) shall violate any term or covenant in this Agreement;

(b) Any representation or warranty by Merchant or Guarantor(s) in this Agreement shall prove to have been incorrect, false or misleading in any material respect when made;

(c) the sending of notice of termination by Merchant or verbally notifying FUNDER of its intent to breach this Agreement;

(d) the Merchant fails to give FUNDER 24 hours advance notice that there will be insufficient funds in the account such that the ACH of the Remittance amount will not be honored by Merchant’s bank, the Merchant fails to supply all requested documentation and allow for daily and/or real time monitoring of its bank account;

(e) Merchant fails to provide its bank statements, and/or month to date bank activity, and/or accounts receivable reports, and/or bank login information within two (2) business days of a request by FUNDER,

(f) Merchant shall voluntarily transfer or sell all or substantially all of its assets;

(g) Merchant shall make or send notice of any intended bulk sale or transfer by Merchant;

(h) Merchant shall use multiple depository accounts without the prior written consent of FUNDER or takes any other action that intentionally interferes with or prevents FUNDER from receiving the Purchased Amount in accordance with the terms of this Agreement;

(i) Merchant shall enter into any financing agreements with any other party including but not limited to: Loans, Merchant Cash Advances, Receivables financing, or any other agreement that will increase the total debt owed by Merchant to any other party.

(j) Merchant shall change its depositing account without the prior written consent of FUNDER; or

(k) Merchant shall close its depositing account used for ACH debits without the prior written consent of FUNDER

(l) Merchant’s bank returns a code other than NSF cutting FUNDER from its collections

(m) Merchant or any Owner/Guarantor(s), directly or indirectly, causes to be formed a new entity or otherwise becomes associated with any new or existing entity, which operates a business similar to or competitive with that of Merchant;

(n) Merchant shall default under any of the terms, covenants and conditions of any other agreement with FUNDER.

3.2 Limited Personal Guaranty Upon the occurrence of an Event of Default, FUNDER will enforce its rights against the Guarantor(s)s of this transaction. Said Guarantor(s)s will be jointly and severally liable to FUNDER for all of FUNDER’s losses and damages, in additional to all costs and expenses and legal fees associated with such enforcement.

3.3 Remedies. Upon the occurrence of an Event of Default occurs and is not waived pursuant to Section 4.4. hereof, FUNDER may proceed to protect and enforce its rights or remedies by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein, or to enforce the discharge of Merchant’s obligations hereunder (including the Guaranty) or any other legal or equitable right or remedy, including but not limited to filing the Confession of Judgment and executing thereon, and enforcing the Security Agreement contained herein. All rights, powers and remedies of FUNDER in connection with this Agreement may be exercised at any time by FUNDER after the occurrence of an Event of Default, are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided by law or equity.

3.4 Attorney’s Fees. Upon the occurrence of an Event of Default, and Funder retains an attorney or law firm to enforce this Agreement, Merchant and Guarantor(s) agree that a fee equal to 30% of the Remaining Balance (purchased amount less amount remitted by Merchant) (“Attorney’s Fees”) shall be immediately assessed Merchant and Guarantor(s) agree that the calculation for Attorney’s Fees is reasonable.

3.5 Costs. Merchant shall pay to FUNDER all reasonable costs associated with (a) an Event or Default, (b) breach by Merchant of the Covenants in this Agreement and the enforcement thereof, and(c) the enforcement of FUNDER’s remedies set forth in this Agreement, including but not limited to court costs and attorneys’ fees.

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3.6 Required Notifications. Merchant is required to give FUNDER written notice within 24 hours of any filing under Title 11 of the United States Code. Merchant is required to give FUNDER seven days’ written notice prior to the closing of any sale of all or substantially all of the Merchant’s assets or stock.

4 MISCELLANEOUS

4.1 Modifications; Agreements. No modification, amendment, waiver or consent of any provision of this Agreement shall be effective unless the same shall be in writing and signed by FUNDER.

4.2 Assignment. FUNDER may assign, transfer or sell its rights to receive the Purchased Amount or delegate its duties hereunder, either in whole or in part.

4.3 Notices. All notices, requests, consents, demands and other communications hereunder shall be delivered by certified mail, return receipt requested, to the respective parties to this Agreement at the addresses set forth in this Agreement. Notices to FUNDER shall become effective only upon receipt by FUNDER. Notices to Merchant shall become effective three days after mailing.

4.4 Waiver Remedies. No failure on the part of FUNDER to exercise, and no delay in exercising any right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right. The remedies provided hereunder are cumulative and not exclusive of any remedies provided by law or equity.

4.5 Binding Effect; Governing Law, Venue and Jurisdiction. This Agreement, Security Agreement and Guaranty, Guaranty of Performance, and any and all addendums attachments, exhibits, and other documents relating to this Agreement in any way, shall be binding upon and inure to the benefit of Merchant and Guarantor(s) on the one hand, and FUNDER and their respective successors and assigns, except that Merchant and Guarantor(s) shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of FUNDER which consent may be withheld in FUNDER’s sole discretion. FUNDER reserves the rights to assign this Agreement with or without prior written notice to Merchant. This Agreement, Security Agreement and Guaranty, Guaranty of Performance, and any and all addendums, attachments, exhibits, and other documents relating to this Agreement in any way, shall be governed by and construed in accordance with the laws of the state of New York, without regards to any applicable principals of conflicts of law. Any suit, action or proceeding arising hereunder, or the interpretation, performance or breach hereof, shall, if FUNDER so elects, be instituted in any court sitting in New York, (the “Acceptable Forums”). All Parties to this Agreement, including but not limited to, Merchant, Guarantor(s), Corporate Guarantor(s) Merchant and Guarantor(s) that the Acceptable Forums are convenient to it, and submit to the jurisdiction of the Acceptable Forums and waives any and all objections to jurisdiction or venue. Should such proceeding be initiated in any other forum, Merchant and Guarantor(s) waives any right to oppose any motion or application made by FUNDER to transfer such proceeding to an Acceptable Forum. Merchant and Guarantor(s) hereby agree that the mailing of any Summons and Complaint in any proceeding commenced by FUNDER by certified or registered mail, return receipt requested to the Mailing Address listed on this Agreement, or via email to the Email Address listed on this Agreement, or any other process required by any such court will constitute valid and lawful service of process against them without the necessity for service by any other means provided by statute or rule of court, but without invalidating service performed in accordance with such other provisions.

4.6 Survival of Representation, etc. All representations, warranties and covenants herein shall survive the execution and delivery of this Agreement and shall continue in full force until all obligations under this Agreement shall have been satisfied in full and this Agreement shall have terminated.

4.7 Interpretation. All Parties hereto have reviewed this Agreement with attorney of their own choosing and have relied only on their own attorneys’ guidance and advice. No construction determinations shall be made against either Party hereto asdrafter.

4.8 Severability. In case any of the provisions in this Agreement is found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of any other provision contained herein shall not in any way be affected or impaired.

4.9 Entire Agreement. Any provision hereof prohibited by law shall be ineffective only to the extent of such prohibition without invalidating the remaining provisions hereof. This Agreement and the Security Agreement and Guaranty hereto embody the entire agreement between Merchant Guarantor(s) and Corporate Guarantor(s)s and FUNDER and supersede all prior agreements and understandings relating to the subject matter hereof.

4.10 JURY TRIAL WAIVER. THE PARTIES HERETO WAIVE TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING INCONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS OR THEENFORCEMENT HEREOF. THE PARTIES HERETO ACKNOWLEDGE THAT EACH MAKES THIS WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH THEIR ATTORNEYS.

4.11 CLASS ACTION WAIVER. THE PARTIES HERETO WAIVE ANY RIGHT TO ASSERT ANY CLAIMS AGAINST THE OTHER PARTY AS A REPRESENTATIVE OR MEMBER IN ANY CLASS OR REPRESENTATIVE ACTION, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW AS AGAINST PUBLIC POLICY. TO THE EXTENT EITHER PARTY IS PERMITTED BY LAW OR COURT OF LAW TO PROCEED WITH A CLASS OR REPRESENTATIVE ACTION AGAINST THE OTHER, THE PARTIES HEREBY AGREE THAT: (1) THE PREVAILING PARTY SHALL NOT BE ENTITLED TO RECOVER ATTORNEYS’ FEES OR COSTS ASSOCIATED WITH PURSUING THE CLASS OR REPRESENTATIVE ACTION (NOT WITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT); AND (2) THE PARTY WHO INITIATES OR PARTICIPATES AS A MEMBER OF THE CLASS WILL NOT SUBMIT A CLAIM OR OTHERWISE PARTICIPATE IN ANY RECOVERY SECURED THROUGH THE CLASS OR REPRESENTATIVE ACTION.

4.12 Facsimile & Digital Acceptance. Facsimile signatures and digital signatures hereon shall be deemed acceptable for all purposes.

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SECURITY AGREEMENT AND GUARANTY OF PERFORMANCE

THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH IN THE “MERCHANT AGREEMENT”, INCLUDING THE “TERMS AND CONDITIONS”, ARE HEREBY INCORPORATED IN AND MADE A PART OF THIS SECURITY AGREEMENT AND GUARANTY OF PEFORMANCE. CAPITALIZED TERMS NOT DEFINED IN THIS SECURITY AGREEMENT AND GUARANTY, SHALL HAVE THE MEANING SET FORTH IN THE MERCHANT AGREEMENT, INCLUDING THE TERMS AND CONDITIONS.

Merchant’s Legal Name:	MCA NEW BRAUNFELS OPERATING COMPANY LLC

D/B/A:	MCA NEW BRAUNFELS OPERATING COMPANY LLC	Federal ID#:

Physical Address:	2022 TX 46 W	City:	NEW BRAUNFELS	State:	TX	Zip:	78132

SECURITY AGREEMENT

Security Interest. This Agreement will constitute a security agreement under the Uniform Commercial Code. To secure Merchant’s obligations under the Revenue Purchase Agreement to make available or deliver Purchased Amount to FUNDER and FUNDER’s right to realize the Purchased Amount, as and to the extent required by the terms of the Revenue Purchase Agreement, and performance of and compliance by Merchant with its other undertakings and agreements herein, Merchant and Guarantor(s)(s) grants to FUNDER a security interest in and lien upon: (a) all accounts, chattel paper, documents, equipment, general intangibles, instruments, and inventory, as those terms are each defined in Article 9 of the Uniform Commercial Code (the “UCC”), now or hereafter owned or acquired by Merchant and/or Guarantor(s)(s), (b) all proceeds, as that term is defined in Article 9 of the UCC (c) all funds at any time in the Merchant’s and/or Guarantor(s)(s) Account, regardless of the source of such funds, (d) present and future Electronic Check Transactions, and

(e) any amount which may be due to FUNDER under this Agreement, including but not limited to all rights to receive any payments or credits under this Agreement (collectively, the “Secured Assets”). Merchant agrees to provide other security to FUNDER upon request to secure Merchant’s obligations under this Agreement. Merchant agrees that, if at any time there are insufficient funds in Merchant’s Account to cover FUNDER’s entitlements under this Agreement, FUNDER is granted a further security interest in all of Merchant’s assets of any kind whatsoever, and such assets shall then become Secured Assets. These security interests and liens will secure all of FUNDER’s entitlements under this Agreement and any other agreements now existing or later entered into between Merchant, FUNDER or an affiliate of FUNDER is authorized to file any and all notices or filings it deems necessary or appropriate to enforce its entitlements hereunder.

In the event Merchant, any of its officers or directors or any Owner/Guarantor(s), during the term of the Revenue Purchase Agreement or while Merchant remains liable to FUNDER for any obligations under the Revenue Purchase Agreement, directly or indirectly, including acting by, through or in conjunction with any other person, causes to be formed a new entity or otherwise becomes associated with any new or existing entity, whether corporate, partnership, limited liability company or otherwise, which operates a business similar to or competitive with that of Merchant, such entity shall be deemed to have expressly assumed the obligations due FUNDER under the Revenue Purchase Agreement. With respect to any such entity, FUNDER shall be deemed to have been granted an irrevocable power of attorney with authority to file, naming such newly formed or existing entity as debtor, an initial UCC financing Statement and to have it filed with any and all appropriate UCC filing offices. FUNDER shall be held harmless by Merchant and each Owner/Guarantor(s) and be relieved of any liability as a result of any such authentication and filing of any such Financing Statement or the resulting perfection of its ownership rights or security interests in such entity’s assets. FUNDER shall have the right to notify such entity’s payors or account debtor (as defined by the UCC) of FUNDER’s rights, including without limitation, FUNDER’s right to collect all accounts, and to notify any payment card processor or creditor of such entity that FUNDER has such rights in such entity’s assets. Merchant also agrees that, at the FUNDER’s discretion, FUNDER may choose to amend any existing financing statement to include any such newly formed entity as debtor.

This security interest may be exercised by FUNDER without notice or demand of any kind by making an immediate withdrawal or freezing the Secured Assets. FUNDER shall have the right to notify account debtors at any time. Pursuant to Article 9 of the Uniform Commercial Code, as amended from time to time, FUNDER has control over and may direct the disposition of the Secured Assets, without further consent of Merchant. Merchant hereby represents and warrants that no other person or entity has a security interest in the Secured Assets.

With respect to such security interests and liens, FUNDER will have all rights afforded under the Uniform Commercial Code, any other applicable law and in equity. Merchant will obtain from FUNDER written consent prior to granting a security interest of any kind in the Secured Assets to a third party. Merchant and Guarantor(s) (s) agree(s) that this is a contract of recoupment and FUNDER is not required to file a motion for relief from a bankruptcy action automatic stay to realize on any of the Secured Assets. Nevertheless, Merchant and Guarantor(s)(s) agree(s) not to contest or object to any motion for relief from the automatic stay filed by FUNDER. Merchant and Guarantor(s)(s) agree(s) to execute and deliver to FUNDER such instruments and documents FUNDER may reasonably request to perfect and confirm the lien, security interest and right of setoff set forth in this Agreement. FUNDER is authorized to execute all such instruments and documents in Merchant’s and Guarantor(s)(s) name.

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Merchant and Guarantor(s)(s) each acknowledge and agree that any security interest granted to FUNDER under any other agreement between Merchant or Guarantor(s)(s) and FUNDER (the “Cross-Collateral”) will secure the obligations hereunder and under the Merchant Agreement. Merchant and Guarantor(s)(s) each agrees to execute any documents or take any action in connection with this Agreement as FUNDER deems necessary to perfect or maintain FUNDER’s first priority security interest in the Collateral and the Additional Collateral, including the execution of any account control agreements. Merchant and Guarantor(s)(s) each hereby authorizes FUNDER to file any financing statements deemed necessary by FUNDER to perfect or maintain FUNDER’s security interest. Merchant and Guarantor(s)(s) shall be liable for, and FUNDER may charge and collect, all costs and expenses, including but not limited to attorney’s fees, which may be incurred by FUNDER in protecting, preserving and enforcing FUNDER’s security interest and rights.

Negative Pledge. Merchant and Guarantor(s)(s) each agrees not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of the Collateral or the Additional Collateral, as applicable.

Consent to Enter Premises and Assign Lease. FUNDER shall have the right to cure Merchant’s default in the payment of rent on the following terms. In the event Merchant is served with papers in an action against Merchant for nonpayment of rent or for summary eviction, FUNDER may execute its rights and remedies under the Assignment of Lease. Merchant also agrees that FUNDER may enter into an agreement with Merchant’s landlord giving FUNDER the right: (a) to enter Merchant’s premises and to take possession of the fixtures and equipment therein for the purpose of protecting and preserving same; and/or (b) to assign Merchant’s lease to another qualified business capable of operating a business comparable to Merchant’s at such premises.

Remedies. Upon any Event of Default, FUNDER may pursue any remedy available at law (including those available under the provisions of the UCC), or in equity to collect, enforce, or satisfy any obligations then owing to FUNDER, whether by acceleration or otherwise.

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GUARANTY OF PERFORMANCE

As an additional inducement for FUNDER to enter into the Revenue Purchase Agreement, the undersigned Guarantor(s)(s) hereby provides FUNDER with this Guaranty. Guarantor(s)(s) will not be personally liable for any amount due under the Revenue Purchase Agreement unless Merchant commits an Event of Default pursuant to Paragraph 3.1 of the Revenue Purchase Agreement. Each Guarantor(s) shall be jointly and severally liable for all amounts owed to FUNDER in the Event of Default. Guarantor(s)(s) guarantee Merchant’s good faith, truthfulness and performance of all of the representations, warranties, covenants made by Merchant in this Agreement including the Merchant’s full and timely delivery of the Purchased Amount pursuant to (and limited by) the Revenue Purchase Agreement, in each case as each may be renewed, amended, extended or otherwise modified (the “Guaranteed Obligations”). Guarantor(s)’s obligations are due at the time of any breach by Merchant of any representation, warranty, or covenant made by Merchant in the Agreement.

Guarantor(s) Waivers. In the event of a breach of the above, FUNDER may seek recovery from Guarantor(s)s for all of FUNDER’s losses and damages by enforcement of FUNDER’s rights under this Agreement without first seeking to obtain payment from Merchant, any other Guarantor(s), or any Collateral or Additional Collateral FUNDER may hold pursuant to this Agreement or any other guaranty. In addition, Section 4.5, 4.10 and 4.11 are expressly reiterated in the Security Agreement and Guaranty herein. FUNDER is not required to notify Guarantor(s) of any of the following events and Guarantor(s) will not be released from its obligations under this Agreement if it is not notified of: (i) Merchant’s failure to pay timely any amount required under the Merchant Agreement; (ii) any adverse change in Merchant’s financial condition or business; (iii) any sale or other disposition of any collateral securing the Guaranteed Obligations or any other guaranty of the Guaranteed Obligations; (iv) FUNDER’s acceptance of this Agreement; and (v) any renewal, extension or other modification of the Merchant Agreement or Merchant’s other obligations to FUNDER. In addition, FUNDER may take any of the following actions without releasing Guarantor(s) from any of its obligations under this Agreement: (i) renew, extend or otherwise modify the Merchant Agreement or Merchant’s other obligations to FUNDER; (ii) release Merchant from its obligations to FUNDER; (iii) sell, release, impair, waive or otherwise fail to realize upon any collateral securing the Guaranteed Obligations or any other guaranty of the Guaranteed Obligations; and (iv) foreclose on any collateral securing the Guaranteed Obligations or any other guaranty of the Guaranteed Obligations in a manner that impairs or precludes the right of Guarantor(s) to obtain reimbursement for payment under this Agreement. Until the Purchased Amount and Merchant’s other obligations to FUNDER under the Merchant Agreement and this Agreement are paid in full, Guarantor(s) shall not seek reimbursement from Merchant or any other Guarantor(s) for any amounts paid by it under this Agreement. Guarantor(s) permanently waives and shall not seek to exercise any of the following rights that it may have against Merchant, any other Guarantor(s), or any collateral provided by Merchant or any other Guarantor(s), for any amounts paid by it, or acts performed by it, under this Agreement: (i) subrogation; (ii) reimbursement; (iii) performance; (iv) indemnification; or (v) contribution. In the event that FUNDER must return any amount paid by Merchant or any other Guarantor(s) of the Guaranteed Obligations because that person has become subject to a proceeding under the United States Bankruptcy Code or any similar law, Guarantor(s)’s obligations under this Agreement shall include that amount.

Guarantor(s) Acknowledgement. Guarantor(s) acknowledges that: (i) He/She is bound by the Class Action Waiver provision in the Merchant Agreement Terms and Conditions; (ii) He/She understands the seriousness of the provisions of this Agreement; (ii) He/She has had a full opportunity to consult with counsel of his/her choice; and (iv) He/She has consulted with counsel of its choice or has decided not to avail himself/herself of that opportunity.

This Security Agreement and Guaranty and Guaranty of Performance shall be governed by and construed in accordance with the laws of the state of New York, without regards to any applicable principals of conflicts of law. Any suit, action or proceeding arising hereunder, or the interpretation, performance or breach hereof, shall, if Funder so elects, be instituted in any court sitting in New York, (the “Acceptable Forums”). Merchant, Guarantor and Corporate Guarantors agree that the Acceptable Forums are convenient to it, and submits to the jurisdiction of the Acceptable Forums and waives any and all objections to jurisdiction or venue. Merchant, Guarantor and Corporate Guarantors agree that the Acceptable Forums are convenient to it, and submit to the jurisdiction of the Acceptable Forums and waives any and all objections to jurisdiction or venue. Should such proceeding be initiated in any other forum, Merchant, Guarantor and Corporate Guarantors waives any right to oppose any motion or application made by Funder to transfer such proceeding to an Acceptable Forum.

The Merchant Guarantor(s) and Corporate Guarantor(s) acknowledge that they have read Paragraph 4.5 of this Agreement in its entirety and understand that they are waiving their right to Service of Process by traditional manners and will accept process of any Summons and Complaint or other legal process by certified mail return receipt requested to the Mailing Address on Page 1 of this Agreement.

FOR ALL MERCHANT(S) (#1) By:	James Walesa
	(Print Name and Title)	(Signature)

SSN#

FOR ALL MERCHANT(S) (#2) By:
	(Print Name and Title)	(Signature)

SSN#

GUARANTOR(S) (#1) By:	James Walesa
	(Print Name and Title)	(Signature)

SSN#

GUARANTOR(S) (#2) By:
	(Print Name and Title)	(Signature)

SSN#

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APPENDIX A - THE FEE STRUCTURE:

A. Underwriting Fee $2,250.00 to cover underwriting and related expenses.

B. Origination Fee $2,250.00 to cover cost of Origination and ACH Setup

C. NSF Fee (Standard) $35.00(each)

D. Rejected ACH / Blocked ACH / Default Fee $2,500.00 When Merchant BLOCKS Account from our Debit ACH, or when Merchant directs the bank to reject our Debit ACH, which places them in default (per contract). When Merchant changes bank Account cutting us off from our collections.

E. Bank Change Fee $50.00. When Merchant requires a change of Bank Account to be Debited, requiring us to adjust our system.

F. Wire Fee - Each Merchant shall receive their funding electronically to their designated bank account and will be charged $50.00 for a Fed Wire or$ 25.00 for a bank ACH.

FOR THE MERCHANT (#1) By:	James Walesa
	(Print Name and Title)	(Signature)

FOR THE MERCHANT (#2) By:
	(Print Name and Title)	(Signature)

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AUTHORIZATION AGREEMENT FOR DIRECT DEPOSIT (ACH CREDIT) AND DIRECT PAYMENTS (ACH DEBITS)

Merchant:	MCA NEW BRAUNFELS OPERATING COMPANY LLC

(Merchant’s Legal Name)

Merchant Agreement: Merchant Agreement between Funder and Merchant, dated as of March 16, 2022

Designated Checking Account:

Bank Name:	Branch:

Tax ID:

ABA: Routing:	DDA: Account:

Capitalized terms used in this Authorization Agreement without definition shall have the meanings set forth in the Merchant Agreement.

By signing below, Merchant attests that the Designated Checking Account was established for business purposes and not primarily for personal, family or household purposes. This Authorization Agreement for Direct Deposit (ACH Credit) and Direct Payments (ACH Debits) is part of (and incorporated by reference into) the Merchant Agreement. Merchant should keep a copy of this important legal document for Merchant’s records.

DISBURSEMENT OF ADVANCE PROCEEDS. By signing below, Merchant authorizes Funder to disburse the Advance proceeds less the amount of any applicable fees upon Advance approval by initiating ACH credits to the Designated Checking Account, in the amounts and at the times specified in the Merchant Agreement. By signing below, Merchant also authorizes Funder to collect amounts due from Merchant under the Merchant Agreement by initiating ACH debits to the Designated Checking Account, as follows:

In the amount of: $116,974.92

(Or) Percentage of each Banking Deposit: 25%

On the Following Days: Every consecutive Monday NO holidays until paid in full.

If any payment date falls on a weekend or holiday, I understand and agree that the payment may be executed on the next business day, along with regular scheduled payments. If a payment is rejected by Merchant’s financial institution for any reason, including without limitation insufficient funds, Merchant understands that Funder may, at its discretion, attempt to process the payment again as permitted under applicable ACH rules. Merchant also authorizes Funder to initiate ACH entries to correct any erroneous payment transaction.

MISCELLANEOUS. Funder is not responsible for any fees charged by Merchant’s bank as the result of credits or debits initiated under this Authorization Agreement. The origination of ACH debits and credits to the Designated Checking Account must comply with applicable provisions of state and federal law, and the rules and operating guidelines of NACHA (formerly known as the National Automated Clearing House Association). This Authorization Agreement is to remain in full force and effect until Funder has received written notification from Merchant at the address set forth below at least 5 banking days prior of its termination to afford Funder a reasonable opportunity to act on it. The individual signing below on behalf of Merchant certifies that he/she is an authorized signer on the Designated Checking Account. Merchant will not dispute any ACH transaction initiated pursuant to this Authorization Agreement, provided the transaction corresponds to the terms of this Authorization Agreement. Merchant requests the financial institution that holds the Designated Checking Account to honor all ACH entries initiated in accordance with this Authorization Agreement.

Merchant:	MCA NEW BRAUNFELS OPERATING COMPANY LLC	Date:	March 16, 2022
	(Merchant’s Legal Name)		(Month) (Day) (Year)

Title:	Managing Member

X
(Signature)

Print Name:	James Walesa

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Bank Login Information

Dear Merchant,

Thank you for accepting this offer from Funder. We look forward to being your funding partner for as long as you need.

Daily / Weekly ACH Program:

Please fill out the form below with the information necessary to access your account.

* Be sure to indicate capital or lower-case letters.

Name of Bank: __________________________________________________

Bank portal website: __________________________________________________

Username: __________________________________________________

Password: __________________________________________________

Security questions / Answer 1: __________________________________________________

Security questions / Answer 2: __________________________________________________

Security questions / Answer 3: __________________________________________________

**Any other information necessary to access your account: _______________________________________________

03/16/2022
Merchant / Owner Signature	Date

15

DISBURSEMENT AUTHORIZATION

SELLER: MCA NEW BRAUNFELS OPERATING COMPANY LLC

DBA: MCA NEW BRAUNFELS OPERATING COMPANY LLC

PURCHASE PRICE: $150,000.00

DATE: 03/16/2022

The undersigned hereby authorizes Purchaser to make the following deductions from proceeds and/or draw the following checks from the Purchase Price in accordance with the terms of the Purchase Agreement.

Deductions

-$2,250.00	Underwriting Fee
-$2,250.00	Origination Fee
-$28,450.08	Buyout Amount
-$0.00	Payout to
-$75.00	Processing Fee
-$50.00	Administrative Fee (applied on the initial day of funding and every 30 days to follow, until the specified amount is paid in full). NOT INCLUDED IN TOTAL DEDUCTION BELOW

Disbursement Fee (NOT INCLUDED IN TOTAL DEDUCTION BELOW)

Deal Funded via Wire Transfer -$50.00

OR

Deal Funded via ACH Disbursement - $25.00

*Please specify how you would like the disbursement on your funding call.

Total Deductions: $33,025.08

Net Amount Deposited: $116,974.92

IN WITNESS WHEREOF, this Disbursement Authorization has been duly executed by the undersigned as of the day and year first above written.

(SELLER)

By:
Name:	James Walesa
Title:	Managing Member

(SELLER)

By:
Name:
Title:

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Samson MCA LLC

SAMSON MCA LLC

90 JOHN STREET, STE 410

Main Number: 347-442-7999

Contract Balance Buy Out Form

March 16, 2022

MCA New Braunfels Operating Company LLC

2022 TX 46 W

New Braunfels, TX 78132

RE: MCA New Braunfels Operating Company LLC - Payoff Letter

To whom it may concern;

As part of the Samson MCA LLC Contract #10523147 dated and signed on

February 28, 2022 – MCA New Braunfels Operating Company LLC

located at 2022TX 46 W, New Braunfels, TX 78132 agrees to buy out the remaining balance due in the amount of $28,450.08 on the Samson MCA LLC Agreement

Contract #50524227 dated and signed on September 28, 2021

Thank you,

X
James T. Walesa